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                                                                    EXHIBIT 10.5

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of August 1, 1997 (the "Amendment"), by and between AMERICAN BUSINESS PRODUCTS, INC., a Georgia corporation (the "Borrower"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, and its successors and assigns (the "Bank").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Bank executed and delivered that certain Revolving Credit Agreement dated as of April 22, 1996 (as amended or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Bank and the Borrower, pursuant to Section 7.10 of the Credit Agreement, desire to amend the Credit Agreement on the terms and conditions as hereinafter set forth.

                  NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

SS.1.    DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

SS.2.    AMENDMENT TO CREDIT AGREEMENT.  The Credit Agreement is hereby amended as follows:

         (a) Section 1.1, entitled "Definitions" is hereby amended by:

                  (i) deleting the existing definition of "Authorized Officer" and substituting the following therefor:

                           "Authorized Officer" shall mean any Executive Officer or any other Person who has been designated as an Authorized Officer pursuant to Section 5.15(k) hereof.

                  (ii) adding a new definition of "Executive Officer" in the appropriate alphabetical order as follows:

                           "Executive Officer" shall mean the Person duly authorized as the Chief Executive Officer, the Chief Financial Officer or the Treasurer.




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         (b) A new subsection (k) shall be added to Section 5.15, "Financial
Reports and Rights of Inspection," as follows:

                  (k) The Borrower may deliver a letter in writing to the Bank duly signed by any two Executive Officers appointing any Person as an Authorized Officer, together with an incumbency certificate reflecting the signature of such Person. Such Person shall remain as an Authorized Officer for all purposes of this Agreement, including the giving of a Notice of Borrowing pursuant to Section 2.3 hereof, until the Bank receives a letter from any two Executive Officers revoking the appointment of such Person as an Authorized Officer. Such letter shall be sent to the Bank in accordance with Section
                  7.2 hereof.

SS.4.    REPRESENTATIONS AND WARRANTIES.

         (a) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations and agreements under this Amendment and the Credit Agreement are within the corporate authority of the Borrower, have been duly authorized by all requisite corporate action of the Borrower and do not and will not contravene any provision of law or the Borrower's charter, by-laws or any stock provision or any amendment thereof or any indenture, agreement, instrument or undertaking binding on the Borrower.

         (b) The Credit Agreement, as amended by this Amendment, hereby constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights.

         (c) The representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof.

         (d) No Default or Event of Default exists on the date hereof, both before and after giving effect to this Amendment.

SS.5.    MISCELLANEOUS PROVISIONS.

         (a) Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         (b) Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement effective as of the date hereof.



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         (c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         (d) Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be duly executed, under seal, by their respective duly authorized officers as of the day and year first above written.


                                    AMERICAN BUSINESS PRODUCTS, INC.


                                    By:  /s/ Richard G. Smith
                                         --------------------------------
                                         Name:  Richard G. Smith
                                         Title:  Chief Financial Officer

                                    Attest:  /s/ Dawn M. Gray
                                             ----------------------------
                                             Name:  Dawn M. Gray
                                             Title:  Secretary


                                              [CORPORATE SEAL]



                                    SUNTRUST BANK, ATLANTA


                                    By:  /s/ Jenna H. Kelly
                                         --------------------------------
                                         Name:  Jenna H. Kelly
                                         Title:  Assistant Vice President


                                    By:  /s/ R. Michael Dunlap
                                         --------------------------------
                                         Name:  R. Michael Dunlap
                                         Title:  Vice President


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